Exhibit 99.2

Independence Realty Trust

NYSE MKT: IRT

WWW.IRTLIVING.COM

Q1 2017 Earnings Release &

Supplemental Information

TABLE OF CONTENTS

Company Information	3

Forward-Looking Statements	4

Earnings Release Text	5

Financial Highlights	9

Balance Sheets	10

Statements of Operations, FFO & CORE FFO
Trailing 5 Quarters	11
Three Months Ended March 31, 2017	12

Adjusted EBITDA Reconciliations
Trailing 5 Quarters	13
Three Months Ended March 31, 2017	13

Same-Store Portfolio Net Operating Income
Trailing 5 Quarters	14
Three Months Ended March 31, 2017	15

Net Operating Income Bridge	16

Debt and Capitalization Overview	17

Property Summary	18

NOI Exposure by Market	19

Definitions	20

Independence Realty Trust

March 31, 2017

Company Information:

Independence Realty Trust, Inc. (NYSE MKT: IRT) is an internally-managed real estate investment trust that seeks to own well-located apartment properties in geographic submarkets that it believes support strong occupancy and the potential for growth in rental rates. IRT seeks to provide stockholders with attractive risk-adjusted returns, with an emphasis on distributions and capital appreciation. As of March 31, 2017, IRT’s portfolio consists of 47 properties with 13,198 apartment units located in 16 states.

Corporate Headquarters	Two Logan Square
100 N. 18th Street, 23rd Floor
Philadelphia, Pa 19103
215.207.2100

Trading Symbol	NYSE MKT: “IRT”

Investor Relations Contact	Andres Viroslav
Two Logan Square
100 N. 18th Street, 23rd Floor
Philadelphia, Pa 19103
215.207.2100

	For the Three Months Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Common Shares:
Share Price, period end	$9.37	$8.92	$9.00	$8.18	$7.12
Share Price, high	$9.45	$9.15	$10.70	$8.21	$7.78
Share Price, low	$8.57	$7.74	$8.05	$6.75	$5.97
Dividends declared	$0.18	$0.18	$0.18	$0.18	$0.18
Dividend yield, period end	7.7%	8.1%	8.0%	8.8%	10.1%

 Forward-Looking Statements

This supplemental information may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “seek,” “outlook,” “assumption,” “projected,” “strategy”, “guidance” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These forward looking statements are based upon the current beliefs and expectations of IRT’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally not within IRT’s control.  In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.  Such forward-looking statements include, but are not limited to, IRT’s previously provided 2017 EPS and CFFO guidance, including, without limitation, future projected EPS and CFFO per diluted share allocated to common shareholders; the assumptions underlying such guidance, including, without limitation, information concerning the assumed same store communities, including, without limitation, the number of properties/units, property revenue growth, controllable property operating expense growth, real estate tax and insurance expense increase, property NOI growth, the level of corporate expenses, the assumed level of transaction/investment volume and the level of capital expenditures; the anticipated benefits and the expected financial impact of IRT’s internalization of its management,  including, without limitation, any anticipated annual expense savings. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although IRT believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, IRT can give no assurance that IRT’s expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: whether IRT will be able to sell its Class C communities and use the proceeds to acquire higher quality communities, whether the previously provided assumptions underlying the guidance and projections previously provided in this supplemental information can be achieved, including, without limitation, whether IRT’s 2017 same store portfolio of communities will perform with respect to the identified metrics within the assumed ranges, whether IRT will keep the identified corporate expenses within the assumed range, whether the transaction/investment volume for acquisitions and dispositions will be in the assumed range, and whether the capital expenditures will be within the assumed range;  whether the anticipated benefits and financial performance resulting from internalization will be achieved, including, without limitation, the expected cost savings; national, regional and local economic climates; changes in financial markets and interest rates, or to the business or financial condition of IRT; changes in market demand for rental apartment homes and competitive pricing from projected apartment industry dynamics, demographic and employment information; IRT’s maintenance of real estate investment trust (“REIT”) status; availability of financing and capital; dividends are subject to the discretion of IRT’s Board of Directors, and will depend on IRT’s financial condition, results of operations, capital requirements, compliance with applicable laws and agreements and any other factors deemed relevant by IRT’s Board; risks associated with pursuing additional strategic acquisitions, including risks associated with the need to raise additional capital to fund the acquisitions; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by IRT from time to time, including those discussed under the heading “Risk Factors” in IRT’s most recently filed reports on Forms 10-K and 10-Q. IRT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Independence Realty Trust Announces First Quarter 2017 Financial Results and Closes Refinancing of Existing Line of Credit

PHILADELPHIA, PA — May 2, 2017 — Independence Realty Trust, Inc. (“IRT”) (NYSE MKT: IRT), an internally-managed multi-family apartment REIT, today announced its first quarter 2017 financial results and the refinancing of its existing secured credit facility with a new $300.0 million unsecured credit facility.  All per share results are reported on a diluted basis.

Results for the Quarter

•	Earnings per share (“EPS”) was $0.06 for the quarter ended March 31, 2017 as compared to $0.00 for the quarter ended March 31, 2016.

•	Core Funds from Operations (“CFFO”) per share of $0.18 for the quarter ended March 31, 2017 as compared to $0.21 for the quarter ended March 31, 2016.

•

Earnings before interest, taxes, depreciation and amortization and before acquisition expenses (“Adjusted EBITDA”), of $19.5 million for the quarter ended March 31, 2017 as compared to $18.9 million for the quarter ended March 31, 2016.

Property Acquisitions

•

As previously announced, on February 27, 2017, IRT acquired a 216 unit apartment community located in Tampa, Florida for a purchase price of $29.8 million using available cash and its line of credit to fund the acquisition. The apartment community was constructed in 1985 and was extensively renovated in 2016. Situated in the Northdale neighborhood of Tampa and more specifically in the Dale Mabry retail corridor, the community benefits from its close proximity to retail, highly rated schools and easy access to Tampa's major highways. The property contains one and two bedroom units with an average unit size of 925 square feet. As of February 22, 2017, the occupancy of the property was 93% and had an average effective rent per occupied unit of $1,192 ($1.29/sf) for the three months ending January 31, 2017.

New Line of Credit Refinancing

•

On May 1, 2017, IRT closed on a new $300.0 million unsecured credit facility refinancing the previous secured credit facility.  The new facility is comprised of a $50.0 million term loan and a revolving commitment of up to $250.0 million.  The maturity date on the new term loan is May 1, 2022 and the maturity date on borrowings outstanding under the revolving commitment is May 1, 2021, extending the September 17, 2018 maturity of the previous secured credit facility.  Borrowings under the revolving commitment can be extended through two, six-month extension options.  The new unsecured credit facility also provides for an accordion feature allowing for an additional $200 million of capacity resulting in a maximum borrowing capacity of $500 million, a portion of which may be drawn as an incremental term loan with a maturity date of five years from the date of such draw.  The exercise of the accordion is subject to customary terms and conditions.  Based on our leverage levels as of closing, IRT’s annual interest cost would be LIBOR plus 145 basis points under the term loan and LIBOR plus 150 basis points for borrowings outstanding under the revolving commitments, an annual savings of approximately 35 to 40 basis points from IRT’s previous secured credit facility.  The new facility is unsecured and improves IRT’s flexibility to effectively manage its assets by creating a pool of unencumbered assets.

•

The new facility was arranged by Citigroup Global Markets Inc., Keybanc Capital Markets and The Huntington National Bank, who acted as Joint Lead Arrangers.  Citigroup Global Markets Inc. and Keybanc Capital Markets acted as Joint Bookrunners.  Citigroup Global Markets Inc. and The Huntington National Bank acted as Co-Syndication Agents.  Keybank National Association acted as Agent.  Bank of America, N.A., Capital One, National Association, Citizens Bank, N.A., Comerica Bank and Regions Bank acted as Co-Documentation Agents.

“Our first full quarter as an internally managed REIT demonstrated the long-term potential we have to unlock value,” said Scott Schaeffer, IRT’s Chairman and CEO.  “The combination of our uniquely positioned portfolio and strong operating capabilities yielded year-over-year same-store NOI growth of 5.2%. Our recently completed Tampa acquisition underscores our ongoing investment strategy to upgrade our portfolio by rotating capital out of lower-growth assets and into higher-quality communities located in submarkets with compelling growth fundamentals. The overwhelming lender participation in our new unsecured credit facility speaks volumes about our strength as an internally-managed multi-family apartment REIT.  Looking ahead, we see tremendous accretive opportunities to maximize operating efficiencies within our core portfolio, to recycle capital at attractive economics, and, using our new unsecured credit facility, to prudently manage our balance sheet for long-term flexibility.”

Same-Store Property Operating Results

First Quarter 2017 Compared to First Quarter 2016(1)
Rental income	4.2% increase
Total revenues	4.8% increase
Property level operating expenses	4.1% increase
Net operating income (“NOI”)	5.2% increase
Portfolio average occupancy	1.0% increase to 93.9%
Portfolio average rental rate	3.7% increase to $1,007
NOI Margin	0.3% increase to 59.8%

(1)	Same store portfolio for the three months ended March 31, 2017 and 2016 consists of 42 properties with 11,676 apartment units.

Capital Expenditures

For the three months ended March 31, 2017, our recurring capital expenditures for the total portfolio was $1.8 million, or $135 per unit.

Selected Financial Information

See Schedule I to this Release for selected financial information for IRT.

Non-GAAP Financial Measures and Definitions

IRT discloses the following non-GAAP financial measures in this release: funds from operations (“FFO”), CFFO, Adjusted EBITDA and NOI.  A reconciliation of IRT’s reported net income (loss) to its FFO and CFFO is included as Schedule II to this release. A reconciliation of IRT’s same store NOI to its reported net income (loss) is included as Schedule III to this release. A reconciliation of IRT’s Adjusted EBITDA, to net income (loss) is included as Schedule IV to this release. See Schedule V to this release for management’s respective definitions and rationales for the usefulness of each of these non-GAAP financial measures and other definitions used in this release.

Distributions

On April 12, 2017, IRT’s Board of Directors declared monthly cash dividends for the second quarter of 2017 on IRT’s shares of common stock in the amount of $0.06 per share per month. The monthly dividends total $0.18 per share for the second quarter.  The month for which each dividend was declared is set forth below, with the relevant amount per share, record date and payment date set forth opposite the month:

Month	Amount	Record Date	Payment Date
April 2017	$0.06	04/28/2017	05/15/2017
May 2017	$0.06	05/31/2017	06/15/2017
June 2017	$0.06	06/30/2017	07/17/2017

Conference Call

All interested parties can listen to the live conference call webcast at 9:30 AM ET on Tuesday, May 2, 2017 from the investor relations section of the IRT website at www.irtliving.com or by dialing 1.844.775.2542, access code 6292257.  For those who are not available to listen to the live call, the replay will be available shortly following the live call from the investor relations section of IRT’s website and telephonically until Tuesday, May 9, 2017, by dialing 855.859.2056, access code 6292257.

Supplemental Information

IRT produces supplemental information that includes details regarding the performance of the portfolio, financial information, non-GAAP financial measures, same-store information and other useful information for investors.  The supplemental information is available via the Company's website, www.irtliving.com, through the "Investor Relations" section.

About Independence Realty Trust, Inc.

Independence Realty Trust, Inc. (NYSE MKT: IRT) is an internally-managed real estate investment trust that seeks to own well-located apartment properties in geographic submarkets that it believes support strong occupancy and the potential for growth in rental rates. IRT seeks to provide stockholders with attractive risk-adjusted returns, with an emphasis on distributions and capital appreciation. As of March 31, 2017, IRT’s portfolio consists of 47 properties with 13,198 apartment units located in 16 states.

Forward-Looking Statements

This press release may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “seek,” “outlook,” “assumption,” “projected,” “strategy”, “guidance” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These forward looking statements are based upon the current beliefs and expectations of IRT’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally not within IRT’s control.  In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.  Such forward-looking statements include, but are not limited to, IRT’s previously provided 2017 EPS and CFFO guidance, including, without limitation, future projected EPS and CFFO per diluted share allocated to common shareholders; the assumptions underlying such guidance, including, without limitation, information concerning the assumed same store communities, including, without limitation, the number of properties/units, property revenue growth, controllable property operating expense growth, real estate tax and insurance expense increase, property NOI growth, the level of corporate expenses, the assumed level of transaction/investment volume and the level of capital expenditures; the anticipated benefits and the expected financial impact of IRT’s internalization of its management,  including, without limitation, any anticipated annual expense savings. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although IRT believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, IRT can give no assurance that IRT’s expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: whether IRT will be able to sell its Class C communities and use the proceeds to acquire higher quality communities, whether the previously provided assumptions underlying the guidance and projections previously provided in this press release can be achieved, including, without limitation, whether IRT’s 2017 same store portfolio of communities will perform with respect to the identified metrics within the assumed ranges, whether IRT will keep the identified corporate expenses within the assumed range, whether the transaction/investment volume for acquisitions and dispositions will be in the assumed range, and whether the capital expenditures will be within the assumed range;  whether the anticipated benefits and financial performance resulting from internalization will be achieved, including, without limitation, the expected cost savings; national, regional and local economic climates; changes in financial markets and interest rates, or to the business or financial condition of IRT; changes in market demand for rental apartment homes and competitive pricing from projected apartment industry dynamics, demographic and employment information; IRT’s maintenance of real estate investment trust (“REIT”) status; availability of financing and capital; dividends are subject to the discretion of IRT’s Board of Directors, and will depend on IRT’s financial condition, results of operations, capital requirements, compliance with applicable laws and agreements and any other factors deemed relevant by IRT’s Board; risks associated with pursuing additional strategic acquisitions, including risks associated with the need to raise additional capital to fund the acquisitions; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by IRT from time to time, including those discussed under the heading “Risk Factors” in IRT’s most recently filed reports on Forms 10-K and 10-Q. IRT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Independence Realty Trust, Inc. Contact

Andres Viroslav

215.207.2100

aviroslav@irtliving.com

HIGHLIGHTS

	For the Three Months Ended
	March 31, 2017		December 31, 2016		September 30, 2016		June 30, 2016		March 31, 2016
Selected Financial Information:
Operating Statistics:
Net income available to common shares	$4,077		$(40,980)		$2,267		$28,987		$(75)
Earnings (loss) per share -- diluted	$0.06		$(0.61)		$0.05		$0.61		$-
Total property revenue	$38,895		$38,002		$38,364		$38,327		$38,666
Total property operating expenses	$15,992		$15,560		$16,107		$15,623		$15,858
Net operating income	$22,903		$22,442		$22,257		$22,704		$22,808
NOI margin	58.9%		59.1%		58.0%		59.2%		59.0%
Adjusted EBITDA	$19,512		$18,544		$18,373		$18,688		$18,924
FFO per share -- diluted	$0.17		$(0.50)		$0.20		$0.18		$0.18
CORE FFO per share -- diluted	$0.18		$0.17		$0.21		$0.22		$0.21
Dividends per share	$0.18		$0.18		$0.18		$0.18		$0.18
CORE FFO payout ratio	100.0%		105.9%		85.7%		81.8%		85.7%
Portfolio Data:
Total gross assets	$1,390,589		$1,370,243		$1,374,353		$1,368,217		$1,404,359
Total number of properties	47		46		46		46		48
Total units	13,198		12,982		12,982		12,982		13,502
Period end occupancy	94.7%		94.5%		94.3%		93.7%		94.2%
Total portfolio average occupancy	93.8%		93.8%		94.1%		94.4%		93.5%
Total portfolio average effective monthly rent, per unit	$978		$977		$977		$961		$952
Same store period end occupancy (a)	94.8%		93.9%		93.7%		94.3%		93.7%
Same store portfolio average occupancy (a)	93.9%		93.7%		94.3%		94.4%		92.9%
Same store portfolio average effective monthly rent, per unit (a)	$1,007		$998		$999		$981		$971
Capitalization:
Total debt	$765,695		$743,817		$880,581		$880,288		$940,336
Common share price, period end	$9.37		$8.92		$9.00		$8.18		$7.12
Market equity capitalization	$674,591		$641,393		$453,823		$412,493		$358,913
Total market capitalization	$1,440,286		$1,385,210		$1,334,404		$1,292,781		$1,299,249
Total debt/total gross assets	55.1%		54.3%		64.1%		64.3%		67.0%
Net debt to adjusted EBITDA	9.7	x	9.7	x	11.6	x	11.4	x	12.1	x
Interest coverage	2.6	x	2.4	x	2.1	x	2.1	x	1.9	x
Common shares and OP Units:
Shares outstanding	69,125,681		68,996,070		47,509,731		47,476,250		47,458,250
OP units outstanding	2,869,050		2,908,949		2,915,008		2,950,816		2,950,816
Common shares and OP units outstanding	71,994,731		71,905,019		50,424,739		50,427,066		50,409,066
Weighted average common shares and units	71,656,205		70,036,948		50,229,637		50,134,620		50,113,693

(a)	Same store portfolio consists of 42 properties which represents 11,676 units.

BALANCE SHEETS

Dollars in thousands, except per share data

	As of
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Assets
Investments in real estate at cost	$1,280,840	$1,249,356	$1,316,725	$1,314,115	$1,357,338
Less: accumulated depreciation	(59,055)	(51,511)	(52,824)	(45,059)	(44,422)
Investments in real estate, net	1,221,785	1,197,845	1,263,901	1,269,056	1,312,916
Real estate held for sale	61,102	60,786	-	-	-
Cash and cash equivalents	10,065	20,892	29,247	28,051	21,924
Restricted cash	5,575	5,518	8,028	6,779	7,015
Accounts receivable and other assets	3,794	5,211	5,066	3,985	2,795
Derivative assets	4,292	3,867	-	-	-
Intangible assets, net	373	118	-	-	-
Total assets	$1,306,986	$1,294,237	$1,306,242	$1,307,871	$1,344,650
Liabilities and Equity
Total indebtedness	$765,695	$743,817	$880,581	$880,288	$940,336
Accounts payable and accrued expenses	13,154	14,028	22,231	17,807	16,089
Accrued interest payable	540	491	830	701	1,175
Dividends payable	4,301	4,297	3,009	3,009	3,007
Derivative liabilities	—	—	696	1,163	—
Other liabilities	2,952	2,913	2,857	2,955	3,071
Total liabilities	786,642	765,546	910,204	905,923	963,678
Equity
Shareholders' Equity:
Preferred shares, $0.01 par value per share	—	—	—	—	—
Common shares, $0.01 par value per share	691	690	475	475	475
Additional paid in capital	565,006	564,633	381,106	380,532	380,152
Accumulated other comprehensive income (loss)	4,097	3,683	(727)	(1,195)	(26)
Retained earnings (deficit)	(70,608)	(62,181)	(8,833)	(2,601)	(23,094)
Total shareholders' equity	499,186	506,825	372,021	377,211	357,507
Noncontrolling Interests	21,158	21,866	24,017	24,737	23,465
Total equity	520,344	528,691	396,038	401,948	380,972
Total liabilities and equity	$1,306,986	$1,294,237	$1,306,242	$1,307,871	$1,344,650

STATEMENTS OF OPERATIONS, FFO & CORE FFO

TRAILING 5 QUARTERS

Dollars in thousands, except per share data

	For the Three Months Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Revenue:
Rental income	$34,737	$34,145	$34,333	$34,185	$34,753
Reimbursement and other property income	4,158	3,857	4,031	4,142	3,913
Total property revenue	38,895	38,002	38,364	38,327	38,666
Property management and other income	247	29	-	-	-
Total revenue	39,142	38,031	38,364	38,327	38,666
Expenses:
Real estate operating expenses	15,992	15,560	16,107	15,623	15,858
Property management expenses	1,538	1,137	1,219	1,229	1,262
General and administrative expenses	2,100	2,790	2,665	2,787	2,622
Acquisition and integration expenses	122	6	19	8	10
Depreciation and amortization expense	7,607	7,897	7,765	7,635	11,527
Total expenses	27,359	27,390	27,775	27,282	31,279
Operating Income (loss)	11,783	10,641	10,589	11,045	7,387
Interest expense	(7,448)	(7,720)	(8,820)	(9,018)	(9,977)
Other income (expense)	(5)	(2)	(2)	—	—
Net gains (losses) on sale of assets	(85)	3	(1)	29,321	2,453
Gains (losses) on extinguishment of debt	—	(652)	—	(558)	—
Gains (losses) on TSRE merger and property acquisitions	—	—	641	—	91
Management internalization expense	—	(44,976)	—	—	—
Net income (loss)	4,245	(42,706)	2,407	30,790	(46)
(Income) loss allocated to noncontrolling interests	(168)	1,726	(140)	(1,803)	(29)
Net income (loss) available to common shares	$4,077	$(40,980)	$2,267	$28,987	$(75)
EPS - basic	$0.06	$(0.61)	$0.05	$0.61	$-
Weighted-average shares outstanding - Basic	68,787,155	67,126,993	47,215,918	47,183,804	47,093,343
EPS - diluted	$0.06	$(0.61)	$0.05	$0.61	$-
Weighted-average shares outstanding - Diluted	68,958,786	67,126,993	47,314,629	47,229,736	47,093,343
Funds From Operations (FFO):
Net Income (loss)	$4,245	$(42,706)	$2,407	$30,790	$(46)
Add-Back (Deduct):
Depreciation	7,595	7,897	7,765	7,635	11,527
Net (gains) losses on sale of assets	85	(3)	1	(29,321)	(2,453)
FFO	$11,925	$(34,812)	$10,173	$9,104	$9,028
FFO per share--diluted	$0.17	$(0.50)	$0.20	$0.18	$0.18
CORE Funds From Operations (CFFO):
FFO	$11,925	$(34,812)	$10,173	$9,104	$9,028
Add-Back (Deduct):
Stock compensation expense	388	390	247	380	205
Amortization of deferred financing costs	519	521	597	749	1,197
Acquisition and integration expenses	122	6	19	8	10
Other depreciation and amortization	12	—	—	—	—
(Gains) losses on extinguishment of debt	—	652	—	558	—
Management internalization expense	—	44,976	—	—	—
(Gains) losses on TSRE merger and property acquisitions	—	—	(641)	—	(91)
CFFO	$12,966	$11,733	$10,395	$10,799	$10,349
CFFO per share--diluted	$0.18	$0.17	$0.21	$0.22	$0.21
Weighted-average shares and units outstanding	71,656,205	70,036,948	50,229,637	50,134,620	50,113,693

STATEMENTS OF OPERATIONS, FFO & CORE FFO

THREE MONTHS ENDED MARCH 31, 2017

Dollars in thousands, except per share data

	For the Three Months Ended March 31,
	2017	2016
Revenue:
Rental income	$34,737	$34,753
Reimbursement and other property income	4,158	3,913
Total property revenue	38,895	38,666
Property management and other income	247	—
Total revenue	39,142	38,666
Expenses:
Real estate operating expenses	15,992	15,858
Property management expenses	1,538	1,262
General and administrative expenses	2,100	2,622
Acquisition and integration expenses	122	10
Depreciation and amortization expense	7,607	11,527
Total expenses	27,359	31,279
Operating Income (loss)	11,783	7,387
Interest expense	(7,448)	(9,977)
Other income (expense)	(5)	—
Net gains (losses) on sale of assets	(85)	2,453
Gains (losses) on extinguishment of debt	—	—
Gains (losses) on TSRE merger and property acquisitions	—	91
Net income (loss)	4,245	(46)
(Income) loss allocated to noncontrolling interests	(168)	(29)
Net income (loss) available to common shares	$4,077	$(75)
EPS - basic	$0.06	$-
Weighted-average shares outstanding - Basic	68,787,155	47,093,343
EPS - diluted	$0.06	$-
Weighted-average shares outstanding - Diluted	68,958,786	47,093,343

Funds From Operations (FFO):
Net Income (loss)	$4,245	$(46)
Adjustments:
Real estate depreciation and amortization	7,595	11,527
Net (gains) losses on sale of assets	85	(2,453)
Funds From Operations	$11,925	$9,028
FFO per share--diluted	$0.17	$0.18
Core Funds From Operations (CFFO):
Funds From Operations	$11,925	$9,028
Adjustments:
Stock compensation expense	388	205
Amortization of deferred financing costs	519	1,197
Acquisition and integration expenses	122	10
Other depreciation and amortization	12	—
(Gains) losses on TSRE merger and property acquisitions	—	(91)
Core Funds From Operations	$12,966	$10,349
CFFO per share--diluted	$0.18	$0.21
Weighted-average shares and units outstanding	71,656,205	50,113,693

ADJUSTED EBITDA RECONCILIATION AND COVERAGE RATIO

Dollars in thousands, except per share data

	Three Months Ended
ADJUSTED EBITDA:	March 31, 2017		December 31, 2016		September 30, 2016		June 30, 2016		March 31, 2016
Net income (loss)	$4,245		$(42,706)		$2,407		$30,790		$(46)
Add-Back (Deduct):
Depreciation and amortization	7,607		7,897		7,765		7,635		11,527
Interest expense	7,448		7,720		8,820		9,018		9,977
Other (income) expense	5		2		2		—		—
Acquisition and integration expenses	122		6		19		8		10
Net (gains) losses on sale of assets	85		(3)		1		(29,321)		(2,453)
(Gains) losses on extinguishment of debt	—		652		—		558		—
Management internalization expense	—		44,976		—		—		—
(Gains) losses on TSRE merger and property acquisitions	—		—		(641)		—		(91)
Adjusted EBITDA	$19,512		$18,544		$18,373		$18,688		$18,924

INTEREST COST:
Interest expense	$7,448		$7,720		$8,820		$9,018		$9,977

INTEREST COVERAGE:	2.6	x	2.4	x	2.1	x	2.1	x	1.9	x

SAME STORE PORTFOLIO NET OPERATING INCOME

TRAILING 5 QUARTERS

Dollars in thousands, except per share data

	For the Three-Months Ended (a)
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Revenue:
Rental income	$31,762	$31,456	$31,698	$31,135	$30,480
Reimbursement and other property income	3,719	3,476	3,645	3,610	3,385
Total revenue	35,481	34,932	35,343	34,745	33,865
Operating Expenses:
Real estate taxes	4,381	4,193	4,280	4,277	4,288
Property insurance	820	796	748	764	742
Personnel expenses	3,400	3,376	3,449	3,296	3,293
Utilities	2,223	2,235	2,280	2,061	2,199
Repairs and maintenance	1,233	1,194	1,460	1,339	1,017
Contract services	1,043	1,029	1,060	1,105	1,089
Advertising expenses	382	395	399	403	396
Other expenses	791	703	844	721	689
Total operating expenses	14,273	13,921	14,520	13,966	13,713
Same-store net operating income (a)	$21,208	$21,011	$20,823	$20,779	$20,152
Same-store NOI margin	59.8%	60.1%	58.9%	59.8%	59.5%
Average occupancy	93.9%	93.2%	93.5%	93.9%	92.9%
Average effective monthly rent, per unit	$1,007	$998	$999	$981	$971
Reconciliation of same-store net operating income to net income (loss)
Same-store net operating income	$21,208	$21,011	$20,823	$20,779	$20,152
Non same-store net operating income	1,695	1,431	1,434	1,925	2,656
Property management income	247	29	—	—	—
Property management expenses	(1,538)	(1,137)	(1,219)	(1,229)	(1,262)
General and administrative expenses	(2,100)	(2,790)	(2,665)	(2,787)	(2,622)
Acquisition and integration expenses	(122)	(6)	(19)	(8)	(10)
Depreciation and amortization expense	(7,607)	(7,897)	(7,765)	(7,635)	(11,527)
Interest expense	(7,448)	(7,720)	(8,820)	(9,018)	(9,977)
Other income (expense)	(5)	(2)	(2)	—	—
Net gains (losses) on sale of assets	(85)	3	(1)	29,321	2,453
Gains (losses) on extinguishment of debt	—	(652)	—	(558)	—
Gains (losses) on TSRE merger and property acquisitions	—	—	641	—	91
Management internalization expense	—	(44,976)	—	—	—
Net income (loss)	$4,245	$(42,706)	$2,407	$30,790	$(46)

(a)	Same store portfolio consists of 42 properties which represents 11,676 units.

SAME STORE PORTFOLIO NET OPERATING INCOME

THREE MONTHS ENDED MARCH 31, 2017

Dollars in thousands, except per share data

	Three-Months Ended March 31
	2017	2016	% change
Revenue:
Rental income	$31,762	$30,480	4.2%
Reimbursement and other property income	3,719	3,385	9.9%
Total revenue	35,481	33,865	4.8%
Operating Expenses:
Real estate taxes	4,381	4,288	2.2%
Property insurance	820	742	10.5%
Personnel expenses	3,400	3,293	3.2%
Utilities	2,223	2,199	1.1%
Repairs and maintenance	1,233	1,017	21.2%
Contract services	1,043	1,089	-4.2%
Advertising expenses	382	396	-3.5%
Other expenses	791	689	14.8%
Total operating expenses	14,273	13,713	4.1%
Same-store net operating income (a)	$21,208	$20,152	5.2%
Same-store NOI margin	59.8%	59.5%	0.3%
Average occupancy	93.9%	92.9%	1.0%
Average effective monthly rent, per unit	$1,007	$971	3.7%
Reconciliation of same-store net operating income to net income (loss)
Same-store portfolio net operating income	$21,208	$20,152
Non same-store net operating income	1,695	2,656
Property management income	247	—
Property management expenses	(1,538)	(1,262)
General and administrative expenses	(2,100)	(2,622)
Acquisition and integration expenses	(122)	(10)
Depreciation and amortization expense	(7,607)	(11,527)
Interest expense	(7,448)	(9,977)
Other income (expense)	(5)	—
Net gains (losses) on sale of assets	(85)	2,453
Gains (losses) on TSRE merger and property acquisitions	—	91
Net income (loss)	$4,245	$(46)

(a)	Same store portfolio consists of 42 properties which represents 11,676 units.

NET OPERATING INCOME (NOI) BRIDGE

Dollars in thousands, except per share data

	For the Three-Months Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Property revenue
Same store (a)	$35,481	$34,932	$35,343	$34,745	$33,865
Non same store	3,414	3,070	3,021	3,582	4,801
Total property revenue	38,895	38,002	38,364	38,327	38,666
Property expenses
Same store (a)	14,273	13,921	14,520	13,966	13,713
Non same store	1,719	1,639	1,587	1,657	2,145
Total property expenses	15,992	15,560	16,107	15,623	15,858
Net operating income
Same store (a)	21,208	21,011	20,823	20,779	20,152
Non same store	1,695	1,431	1,434	1,925	2,656
Total property net operating income	$22,903	$22,442	$22,257	$22,704	$22,808
Reconciliation of NOI to net income (loss)
Total property net operating income	$22,903	$22,442	$22,257	$22,704	$22,808
Property management income	247	29	—	—	—
Property management expenses	(1,538)	(1,137)	(1,219)	(1,229)	(1,262)
General and administrative expenses	(2,100)	(2,790)	(2,665)	(2,787)	(2,622)
Acquisition and integration expenses	(122)	(6)	(19)	(8)	(10)
Depreciation and amortization expense	(7,607)	(7,897)	(7,765)	(7,635)	(11,527)
Interest expense	(7,448)	(7,720)	(8,820)	(9,018)	(9,977)
Other income (expense)	(5)	(2)	(2)	—	—
Net gains (losses) on sale of assets	(85)	3	(1)	29,321	2,453
Gains (losses) on extinguishment on debt	—	(652)	—	(558)	—
Gains (losses) on TSRE merger and property acquisitions	—	—	641	—	91
Management internalization expense	—	(44,976)	—	—	—
Net income (loss)	$4,245	$(42,706)	$2,407	$30,790	$(46)

(a)	Same store portfolio consists of 42 properties which represents 11,676 units.

Debt Summary as of March 31, 2017

(Unaudited, in thousands except shares and per share data)

	Amount	Rate	Type	Weighted Average Maturity (in years)
Debt:
Credit facility (a)	$172,000	2.8%	Floating	1.5
Mortgages-Fixed rate	599,553	3.8%	Fixed	6.5
Unamortized deferred financing costs	(5,858)
Total Debt	765,695	3.6%		5.3
Market Equity Capitalization, at period end	674,610
Total Capitalization	$1,440,305

(a)

Credit facility total capacity is $312.5 million, of which $172.0 million was drawn as of March 31, 2017. Credit facility matures on September 17, 2018.  This credit facility was refinanced on May 1, 2017 with a new $300.0 million unsecured credit facility.  The new facility is comprised of a $50.0 million term loan and a revolving commitment of up to $250.0 million.  The maturity date on the new term loan is May 1, 2022 and the maturity date on borrowings outstanding under the revolving commitment is May 1, 2021.

(b)

As of March 31, 2017, IRT maintained a float-to-fixed interest swap with a $150.0 million notional. This swap, which expires on June 17, 2021 and has a fixed rate of 1.145%, has converted $150.0 million of our floating rate debt to fixed rate debt.

Property Summary

(Unaudited, in thousands except shares and per share data)

				Investments in Real Estate
Property Name	Location	Acquisition Date	Year Built / Renovated (a)	Gross Cost	Accumulated Depreciation	Net Book Value	Units (b)	Period End Occupancy (c)	Average Occupancy (d)	Average Effective Rent per Occupied Unit (e)
Copper Mill	Austin, TX	4/29/2011	2010	$18,398	$(3,667)	$14,731	320	98.4%	95.5%	$1,016
Heritage Trace	Newport News, VA	4/29/2011	2010	14,444	(2,930)	11,514	200	98.0%	97.6%	750
Berkshire Square	Indianapolis, IN	9/19/2013	2012	13,976	(1,031)	12,945	354	90.6%	90.9%	618
The Crossings	Jackson, MS	11/22/2013	2012	23,492	(1,580)	21,912	432	94.4%	91.6%	793
TOTAL PROPERTIES HELD-FOR-SALE (g)				$70,310	$(9,208)	$61,102	1,306	94.9%	93.3%	$794

Same Store Properties:
Crestmont	Marietta, GA	4/29/2011	2010 (f)	17,183	(3,435)	13,748	228	85.5%	86.4%	868
Runaway Bay	Indianapolis, IN	10/11/2012	2002	16,107	(1,651)	14,456	192	96.4%	95.1%	988
Reserve at Eagle Ridge	Waukegan, IL	1/31/2014	2008	29,190	(1,944)	27,246	370	95.4%	92.6%	996
Windrush	Edmond, OK	2/28/2014	2011	9,415	(648)	8,767	160	91.9%	86.1%	780
Heritage Park	Oklahoma City, OK	2/28/2014	2011	17,457	(1,182)	16,275	453	95.6%	90.6%	657
Raindance	Oklahoma City, OK	2/28/2014	2011	14,353	(981)	13,372	504	94.4%	91.6%	561
Augusta	Oklahoma City, OK	2/28/2014	2011	11,700	(883)	10,817	197	88.3%	89.3%	730
Invitational	Oklahoma City, OK	2/28/2014	2011	19,409	(1,479)	17,930	344	89.5%	90.1%	672
King's Landing	Creve Coeur, MO	3/31/2014	2005	32,708	(2,292)	30,416	152	92.1%	92.8%	1,515
Carrington Park	Little Rock, AR	5/7/2014	1999	22,165	(1,584)	20,581	202	95.0%	94.7%	1,035
Arbors at the Reservoir	Ridgeland, MS	6/4/2014	2000	20,803	(1,351)	19,452	170	94.1%	93.2%	1,168
Walnut Hill	Cordova, TN	8/28/2014	2001	28,163	(1,813)	26,350	362	97.2%	93.9%	961
Lenoxplace	Raleigh, NC	9/5/2014	2012	24,442	(1,412)	23,030	268	92.2%	94.6%	914
Stonebridge Crossing	Cordova, TN	9/15/2014	1994	30,226	(1,828)	28,398	500	96.4%	96.1%	810
Bennington Pond	Groveport, OH	11/24/2014	2000	17,830	(995)	16,835	240	92.9%	91.2%	867
Prospect Park	Louisville, KY	12/8/2014	1990	14,223	(667)	13,556	138	95.7%	94.1%	925
Brookside	Louisville, KY	12/8/2014	1987	20,917	(1,012)	19,905	224	94.2%	94.6%	852
Jamestown	Louisville, KY	12/8/2014	1970	35,860	(1,750)	34,110	355	96.3%	95.0%	1,035
Meadows	Louisville, KY	12/8/2014	1988	37,930	(1,842)	36,088	400	95.3%	95.5%	818
Oxmoor	Louisville, KY	12/8/2014	1999-2000	55,468	(2,821)	52,647	432	94.4%	93.0%	1,016
Stonebridge at the Ranch	Little Rock, AR	12/16/2014	2005	31,554	(1,622)	29,932	260	97.7%	94.0%	942
Iron Rock Ranch	Austin, TX	12/30/2014	2001-2002	35,316	(1,745)	33,571	300	96.0%	94.4%	1,267
Bayview Club	Indianapolis, IN	5/1/2015	2004	25,545	(1,130)	24,415	236	93.6%	92.6%	969
Arbors River Oaks	Memphis, TN	9/17/2015	2010 (f)	21,623	(779)	20,844	191	97.4%	95.1%	1,195
Aston	Wake Forest, NC	9/17/2015	2013	37,939	(1,298)	36,641	288	96.2%	97.2%	1,069
Avenues at Craig Ranch	McKinneuy, TX	9/17/2015	2013	47,704	(1,595)	46,109	334	96.4%	94.3%	1,260
Bridge Pointe	Huntsville, AL	9/17/2015	2002	15,976	(557)	15,419	178	96.6%	96.6%	831
Creekstone at RTP	Durham, NC	9/17/2015	2013	38,244	(1,246)	36,998	256	97.7%	96.5%	1,177
Fountains Southend	Charlotte, NC	9/17/2015	2013	41,696	(1,405)	40,291	208	97.1%	96.6%	1,388
Fox Trails	Plano, TX	9/17/2015	1981	28,040	(869)	27,171	286	94.4%	93.3%	1,038
Lakeshore on the Hill	Chattanooga, TN	9/17/2015	2015	11,440	(407)	11,033	123	97.6%	97.5%	945
Millenia 700	Orlando, FL	9/17/2015	2012	47,426	(1,585)	45,841	297	95.6%	95.2%	1,334
Miller Creek at German Town	Memphis, TN	9/17/2015	2013	56,897	(2,018)	54,879	330	96.7%	96.2%	1,231
Pointe at Canyon Ridge	Atlanta, GA	9/17/2015	2007 (f)	48,955	(1,465)	47,490	494	93.3%	94.4%	953
St James at Goose Creek	Goose Creek, SC	9/17/2015	2009	31,772	(1,092)	30,680	244	96.3%	94.8%	1,110
Talison Row at Daniel Island	Daniel Island, SC	9/17/2015	2013	47,076	(1,577)	45,499	274	91.6%	93.2%	1,510
The Aventine Greenville	Greenville, SC	9/17/2015	2013	48,105	(1,652)	46,453	346	92.5%	93.8%	1,130
Trails at Signal Mountain	Chattanooga, TN	9/17/2015	2015	14,402	(521)	13,881	172	99.4%	97.3%	942
Vue at Knoll Trail	Dallas, TX	9/17/2015	2015	9,287	(243)	9,044	114	93.9%	95.6%	905
Waterstone at Brier Creek	Raleigh, NC	9/17/2015	2014	38,959	(1,314)	37,645	232	96.1%	95.7%	1,236
Waterstone Big Creek	Alpharetta, GA	9/17/2015	2014	69,674	(2,335)	67,339	370	95.7%	94.0%	1,354
Westmont Commons	Asheville, NC	9/17/2015	2003, 2008	28,210	(977)	27,233	252	94.0%	95.1%	1,031

Nom-Same Store Properties:
Lakes of Northdale	Tampa, FL	2/27/2017	2016	29,451	(53)	29,398	216	91.7%	91.1%	432
TOTAL PROPERTIES HELD-FOR-USE				$1,280,840	$(59,055)	$1,221,785	11,892	94.7%	93.8%	$996

TOTAL				$1,351,150	$(68,263)	$1,282,887	13,198	94.7%	93.8%	$978
(a)	All dates are for the later of the year in which construction was completed or the year in which a significant renovation program was completed.
(b)	Units represent the total number of apartment units available for rent at March 31, 2017.
(c)	Physical occupancy for each of our properties is calculated as (i) total units rented as of March 31, 2017 divided by (ii) total units available as of March 31, 2017, expressed as a percentage.
(d)	Average occupancy represents the daily average occupied units for the three-month period ended March 31, 2017.
(e)	Average monthly effective monthly rent, per unit, represents the average monthly rent for all occupied units for the three-month period ended March 31, 2017.
(f)	Properties are undergoing renovation.
(g)	Presents the depreciation that was recognized on these properties while they were classified as held-for-use.

NOI Exposure by Market

Dollars in thousands, except rent per unit

					For the Three Months Ended March 31, 2017
Market	Units	Gross Real Estate Assets		Period End Occupancy	Average Effective Monthly Rent per Unit	Net Operating Income (a)	% of NOI
Louisville. KY	1,549	$164,396		95.2%	$937	$2,621	11.5%
Memphis, TN	1,383	136,908		96.8%	1,003	2,458	10.8%
Atlanta, GA	1,092	135,810		92.5%	1,071	2,207	9.7%
Raleigh, NC	1,044	139,583		95.5%	1,093	2,284	10.0%
Oklahoma City, OK	1,658	72,332		92.8%	651	1,499	6.6%
Dallas, TX	734	85,029		95.2%	1,118	1,475	6.5%
Charleston, SC	518	78,848		93.8%	1,322	1,223	5.4%
Austin, TX	620	53,717	( b )	97.3%	1,137	1,161	5.1%
Indianapolis, IN	782	55,635	( c )	92.9%	815	908	4.0%
Jackson, MS	602	44,295	( d )	94.4%	899	900	3.9%
Little Rock, AR	462	53,718		95.2%	983	903	4.0%
Greenville, SC	346	48,105		92.5%	1,130	745	3.3%
Orlando, FL	297	47,426		95.6%	1,334	769	3.4%
Tampa-St. Petersburg, FL	216	29,451		91.7%	432	178	0.8%
Chicago, IL	370	29,189		95.4%	996	579	2.5%
Asheville, NC	252	28,210		94.0%	1,031	539	2.4%
Charlotte, NC	208	41,696		97.1%	1,342	638	2.8%
St. Louis, MO	152	32,708		92.1%	1,515	459	2.0%
Chattanooga, TN	295	25,841		98.6%	943	467	2.0%
Columbus, OH	240	17,830		92.9%	868	331	1.4%
Huntsville, AL	178	15,974		96.6%	831	284	1.2%
Norfolk, VA	200	14,448	( e )	98.0%	750	224	1.0%
Total/Weighted Average	13,198	$1,351,149		94.7%	$976	$22,852	100.0%

(a)	Net operating income for the three months ended March 31, 2017 excludes $98 primarily related to previously sold properties.
(b)	Includes $ 18,399 of properties classified as held-for-sale.
(c)	Includes $ 13,977 of properties classified as held-for-sale.
(d)	Includes $ 23,488 of properties classified as held-for-sale.
(e)	Includes $ 14,445 of properties classified as held-for-sale.

Definitions

Average Effective Monthly Rent per Unit

Average effective rent per unit represents the average of gross rent amounts, divided by the average occupancy (in units) for the period presented.  We believe average effective rent is a helpful measurement in evaluating average pricing.  This metric, when presented, reflects the average effective rent per month.

Average Occupancy

Average occupancy represents the average of the daily physical occupancy for the period presented.

Adjusted EBITDA

EBITDA is defined as net income before interest expense including amortization of deferred financing costs, income tax expense, and depreciation and amortization expenses. Adjusted EBITDA is EBITDA before acquisition and integration expenses and certain other non-operating gains or losses related to items such as asset sales, debt extinguishments, gains on the TSRE merger, and management internalization expenses.  EBITDA and Adjusted EBITDA are each non-GAAP measures.  We consider EBITDA and Adjusted EBITDA to be an appropriate supplemental measure of our performance because it eliminates interest, income taxes, depreciation and amortization, acquisition and integration expenses and other non-operating gains and losses, which permits investors to view income from operations without these non-cash or non-operating items. The table is a reconciliation of net income applicable to common stockholders to Adjusted EBITDA. IRT’s calculation of Adjusted EBITDA differs from the methodology used for calculating Adjusted EBITDA by certain other REITs and, accordingly, IRT’s Adjusted EBITDA may not be comparable to Adjusted EBITDA reported by other REITs.

Funds From Operations (“FFO”) and Core Funds From Operations (“CFFO”)

IRT believes that FFO and CFFO, each of which is a non-GAAP measure, are additional appropriate measures of the operating performance of a REIT and IRT in particular. IRT computes FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, as net income or loss (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales  of real estate and the cumulative effect of changes in accounting principles.

CFFO is a computation made by analysts and investors to measure a real estate company’s operating performance by removing the effect of items that do not reflect ongoing property operations, including stock compensation expense, depreciation and amortization of other items not included in FFO, amortization of deferred financing costs, acquisition and integration expenses, and other non-operating gains or losses related to items such as asset sales, debt extinguishments, gains on the TSRE merger, and management internalization expenses, from the determination of FFO. IRT incurs acquisition expenses in connection with acquisitions of real estate properties and expenses those costs when incurred in accordance with U.S. GAAP. As these expenses are one-time and reflective of investing activities rather than operating performance, IRT adds back these costs to FFO in determining CFFO.

IRT’s calculation of CFFO differs from the methodology used for calculating CFFO by certain other REITs and, accordingly, IRT’s CFFO may not be comparable to CFFO reported by other REITs. IRT’s management utilizes FFO and CFFO as measures of IRT’s operating performance, and believes they are also useful to investors, because they facilitate an understanding of IRT’s operating performance after adjustment for certain non-cash or non-operating items that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and that may not accurately compare IRT’s operating performance between periods. Furthermore, although FFO, CFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, IRT believes that FFO and CFFO may provide IRT and our investors with an additional useful measure to compare IRT’s financial performance to certain other REITs. Neither FFO nor CFFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and CFFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Neither FFO nor CFFO should be considered as an alternative to net income as an indicator of IRT’s operating performance or as an alternative to cash flow from operating activities as a measure of IRT’s liquidity.

Interest Coverage

Interest coverage is a ratio computed by dividing our Adjusted EBITDA by our interest expense.

Net Debt

Net debt, a non-GAAP measure, equals total debt less cash and cash equivalents. The following table provides a reconciliation of total debt to net debt.

IRT presents net debt because management believes it is a useful measure of IRT’s credit position and progress toward reducing leverage.  The calculation is limited in that IRT may not always be able to use cash to repay debt on a dollar for dollar basis.

	As of
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Total debt	$765,695	$743,817	$880,581	$880,288	$940,336
Less: cash and cash equivalents	(10,065)	(20,892)	(29,247)	(28,051)	(21,924)
Total net debt	$755,630	$722,925	$851,334	$852,237	$918,412

Net Operating Income

IRT believes that Net Operating Income (“NOI”), a non-GAAP measure, is a useful measure of its operating performance. IRT defines NOI as total property revenues less total property operating expenses, excluding depreciation and amortization, asset management fees, property management fees, acquisition expenses and general administrative expenses. In connection with our management internalization which was completed in the fourth quarter of 2016, we modified our calculation of NOI to exclude property management expenses. We retrospectively adjusted previously reported NOI to conform to this change. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income. We use NOI to evaluate our performance on a same store and non-same store basis because NOI measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance and captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our financial performance.

Same Store Properties and Same Store Portfolio

IRT reviews its same store properties or portfolio at the beginning of each calendar year.  Properties are added into the same store portfolio if they were owned at the beginning of the previous year.  Properties that are held-for-sale or have been sold are excluded from the same store portfolio.

Total Gross Assets

Total Gross Assets equals total assets plus accumulated depreciation and accumulated amortization, including fully depreciated or amortized real estate and real estate related assets.  The following table provides a reconciliation of total assets to total gross assets.

	As of
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Total assets	$1,306,986	$1,294,237	$1,306,242	$1,307,871	$1,344,650
Plus: Accumulated Depreciation (a)	68,262	60,719	52,824	45,059	44,422
Plus: Accumulated Amortization	15,341	15,287	15,287	15,287	15,287
Total gross assets	$1,390,589	$1,370,243	$1,374,353	$1,368,217	$1,404,359
(a)	Includes previously recognized depreciation on properties that are classified as held-for-sale.